EXHIBIT 99.1

International Assets Reports $6.8 Million Earnings for Third Quarter and Nine Month EPS of $3.06

NEW YORK, Aug. 11, 2008 (PRIME NEWSWIRE) -- International Assets Holding Corporation (the 'Company') (Nasdaq:IAAC) today announced its third quarter financial results which are set out in the table below.

Sean O'Connor, CEO, stated, "GAAP operating revenues for the third quarter and nine months to date were over three times higher than those of the comparable periods last year and net income was $6.8 million and $25.7 million for the three months and nine months, compared with losses for the comparable periods last year. Management believes that adjusted marked-to-market (non-GAAP) results are a better reflection of the Company's performance. On a non-GAAP basis, adjusted operating revenues were up 25% and 57% while adjusted pro forma net income was up 1% and 55% for the third quarter and nine months to date, respectively."

                                               Three Months Ended
                                         -----------------------------
 (Unaudited)                              June 30,   June 30,     %
 (In thousands, except per share amounts)   2008       2007    Change
                                         ---------  ---------  -------
 Total operating revenues                $  30,955  $   9,488    226%
 Interest expense                            2,415      2,459     (2)%
                                         ---------  ---------  -------
 Net revenues                               28,540      7,029    306%
 Compensation and benefits                  10,024      7,139     40%
 Clearing and related expenses               3,651      3,194     14%
 Other non-interest expenses                 3,260      2,386     37%
                                         ---------  ---------  -------
 Total non-interest expenses                16,935     12,719     33%
                                         ---------  ---------  -------
 Income (loss) before income tax and
  minority interest                         11,605     (5,690)    (a)
 Income tax expense (benefit)                4,642     (2,043)    (a)
 Minority interest in income of
  consolidated entities                        165         95     74%
                                         ---------  ---------  -------
 Net income (loss)                       $   6,798  $  (3,742)    (a)
                                         =========  =========  =======

 Earnings (loss) per share:
   Basic                                 $    0.80  $   (0.46)    (a)
   Diluted                               $    0.72  $   (0.46)    (a)
 Weighted average number of common shares
  outstanding:
   Basic                                     8,482      8,197      3%
   Diluted                                   9,954      8,197     21%

 Segmental Operating Revenues (non-GAAP)
  reconciliation:
 Total operating revenues, as reported
  (GAAP)                                 $  30,955  $   9,488    226%
   Change in unrealized fair market
    value gain in physical commodities
    inventory                              (12,286)    10,682     (a)
   Other marked-to-market adjustments        4,612     (1,509)    (a)
                                         ---------  ---------  -------
 Adjusted operating revenues (non-GAAP)
  (b)                                    $  23,281  $  18,661     25%
                                         =========  =========  =======

 Represented by:
   International equities market-making  $   7,702  $   7,020     10%
   International debt capital markets          832      1,859    (55)%
   Foreign exchange trading                  5,032      3,520     43%
   Commodities trading (adjusted,
    non-GAAP)                                4,988      2,336    114%
   Asset management                          4,142      3,733     11%
   Other                                       585        193    203%
                                         ---------  ---------  -------
 Adjusted operating revenues
  (non-GAAP) (b)                         $  23,281  $  18,661     25%
                                         =========  =========  =======

 Net Income (non-GAAP) reconciliation:
   Net income, as reported (GAAP)        $   6,798  $  (3,742)    (a)
   Change in unrealized fair market
    value gain in physical commodities
    inventory                              (12,286)    10,682     (a)
   Other marked-to-market adjustments        4,612     (1,509)    (a)
                                         ---------  ---------  -------
   Aggregate marked-to-market adjustment                          (a)
                                            (7,674)     9,173
   Pro forma tax effect at 37.5%             2,878     (3,440)    (a)
                                         ---------  ---------  -------
 Adjusted, pro forma net income
  (non-GAAP) (c)                         $   2,002  $   1,991      1%
                                         =========  =========  =======

 Adjusted EBITDA (non-GAAP) reconciliation:
   Net income, as reported (GAAP)        $   6,798  $  (3,742)    (a)
   Minority interests                          165         95     74%
   Income tax                                4,642     (2,043)    (a)
   Depreciation and amortization               285        202     41%
   Interest expense                          2,415      2,459     (2)%
   Interest income                            (638)      (198)   222%
   Change in unrealized fair market value
    gain in physical commodities inventory (12,286)    10,682     (a)
   Other marked-to-market adjustments        4,612     (1,509)    (a)
                                         ---------  ---------  -------
 Adjusted EBITDA (non-GAAP) (d)          $   5,993  $   5,946      1%
                                         =========  =========  =======

                                                Nine Months Ended
                                         -----------------------------
 (Unaudited)                              June 30,   June 30,     %
 (In thousands, except per share amounts)   2008       2007    Change
                                         ---------  ---------  -------
 Total operating revenues                $ 105,521  $  33,450    215%
 Interest expense                            8,251      5,700     45%
                                         ---------  ---------  -------
 Net revenues                               97,270     27,750    251%
 Compensation and benefits                  32,033     20,863     54%
 Clearing and related expenses              11,690      8,091     44%
 Other non-interest expenses                 9,191      5,263     75%
                                         ---------  ---------  -------
 Total non-interest expenses                52,914     34,217     55%
                                         ---------  ---------  -------
 Income (loss) before income tax and
  minority interest                         44,356     (6,467)    (a)
 Income tax expense (benefit)               17,140     (2,326)    (a)
 Minority interest in income of
  consolidated entities                      1,493        417    258%
                                         ---------  ---------  -------
 Net income (loss)                       $  25,723  $  (4,558)    (a)
                                         =========  =========  =======

 Earnings (loss) per share:
   Basic                                      3.06      (0.57)    (a)
   Diluted                                    2.69      (0.57)    (a)
 Weighted average number of common shares
  outstanding:
   Basic                                     8,402      8,033      5%
   Diluted                                   9,950      8,033     24%

 Segmental Operating Revenues (non-GAAP)
  reconciliation:
 Total operating revenues, as reported
  (GAAP)                                 $ 105,521  $  33,450    215%
   Change in unrealized fair market value
    gain in physical commodities invento   (26,300)    17,204     (a)
   Other marked-to-market adjustments        2,829      1,530     85%
                                         ---------  ---------  -------
 Adjusted operating revenues
  (non-GAAP) (b)                         $  82,050  $  52,184     57%
                                         =========  =========  =======

 Represented by:
   International equities market-making  $  25,118  $  20,181     24%
   International debt capital markets        2,947      4,005    (26)%
   Foreign exchange trading                 16,447      9,002     83%
   Commodities trading (adjusted,
    non-GAAP)                               19,611      9,487    107%
   Asset management                         16,150      8,958     80%
   Other                                     1,777        551    223%
                                         ---------  ---------  -------
 Adjusted operating revenues
  (non-GAAP) (b)                         $  82,050  $  52,184     57%
                                         =========  =========  =======

 Net Income (non-GAAP) reconciliation:
   Net income, as reported (GAAP)        $  25,723  $  (4,558)    (a)
   Change in unrealized fair market value
 gain in physical commodities inventory    (26,300)    17,204     (a)
   Other marked-to-market adjustments        2,829      1,530     85%
                                         ---------  ---------  -------
   Aggregate marked-to-market adjustment                          (a)
                                           (23,471)    18,734
   Pro forma tax effect at 37.5%             8,802     (7,025)    (a)
                                         ---------  ---------  -------
 Adjusted, pro forma net income
  (non-GAAP) (c)                         $  11,054  $   7,151     55%
                                         =========  =========  =======

 Adjusted EBITDA (non-GAAP) reconciliation:
   Net income, as reported (GAAP)        $  25,723  $  (4,558)    (a)
   Minority interests                        1,492        417    258%
   Income tax                               17,140     (2,326)    (a)
   Depreciation and amortization               818        442     85%
   Interest expense                          8,251      5,700     45%
   Interest income                          (1,749)      (545)   221%
   Change in unrealized fair market value
    gain in physical commodities inventory (26,300)    17,204     (a)
   Other marked-to-market adjustments        2,829      1,530     85%
                                         ---------  ---------  -------
 Adjusted EBITDA (non-GAAP) (d)          $  28,204  $  17,864     58%
                                         =========  =========  =======

 Condensed consolidated financial statements will be included in the
 Company's Form 10-Q to be filed with the SEC. The Form 10-Q will also be made available on the Company's website at www.intlassets.com.
 (a) Comparison not meaningful.
 (b) Adjusted Operating Revenue is a non-GAAP measure that represents operating revenues adjusted by marked-to-market differences in the
     Company's commodities segment, as shown in the table. In addition to the inventory adjustment disclosed in previous filings, the Company has now included other marked-to-market adjustments. The table above reflects all reconciling items between the GAAP Operating Revenues and non-GAAP Adjusted Operating Revenues. For a full discussion of management's reasons for disclosing these adjustments, see 'Item 2.
     Management's Discussion and Analysis of Financial Condition and
     Results of Operation' in the Form 10-Q for the quarter ended
     June 30, 2008.
 (c) Adjusted, pro forma net income is a non-GAAP measure that represents net income adjusted by pro forma, after-tax marked-to-market differences in the Company's commodities segment. The table above reflects all reconciling items between the GAAP Net Income and non-
     GAAP Adjusted Pro Forma Net Income.
 (d) Adjusted EBITDA is a non-GAAP measure. The table above shows a calculation of Adjusted EBITDA.

About International Assets Holding Corporation (Nasdaq:IAAC)

International Assets Holding Corporation and its subsidiaries (the 'Company') form a financial services group focused on select international securities, foreign exchange and commodities markets. We commit our capital and expertise to market-making and trading of international financial instruments, currencies and commodities. The Company's activities are currently divided into five functional areas -- international equities market-making, international debt capital markets, foreign exchange trading, commodities trading and asset management. Additional information regarding the Company is available on the Company's website at www.intlassets.com.

The International Assets Holding Corporation logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=5024

Forward-Looking Statements

Certain statements in this document may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve known and unknown risks and uncertainties, many of which are beyond the Company's control, including adverse changes in economic, political and market conditions, losses from the Company's market-making and trading activities arising from counterparty failures and changes in market conditions, the possible loss of key personnel, the impact of increasing competition, the impact of changes in government regulation, the possibility of liabilities arising from violations of federal and state securities laws and the impact of changes in technology in the securities and commodities brokerage industries. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reasonable assumptions, there can be no assurances that the actual results, performance or achievement of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.

CONTACT: International Assets Holding Corporation
         Scott Branch, President
         (888) 345-4685 x 335
         New York, NY 10017